Exhibit 24.1

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ TRACY A. ATKINSON
Signature

Tracy A. Atkinson
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ LEANNE G. CARET
Signature

Leanne G. Caret
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ BERNARD A. HARRIS JR.
Signature

Bernard A. Harris Jr.
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ GEORGE R. OLIVER
Signature

George R. Oliver
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ ROBERT K. ORTBERG
Signature

Robert K. Ortberg
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ DINESH C. PALIWAL
Signature

Dinesh C. Paliwal
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ ELLEN M. PAWLIKOWSKI
Signature

Ellen M. Pawlikowski
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ DENISE L. RAMOS
Signature

Denise L. Ramos
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ FREDRIC G. REYNOLDS
Signature

Fredric G. Reynolds
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ BRIAN C. ROGERS
Signature

Brian C. Rogers
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ JAMES A. WINNEFELD, JR.
Signature

James A. Winnefeld, Jr.
Print Name

RAYTHEON TECHNOLOGIES CORPORATION

Power of Attorney

The undersigned, as a member of the Board of Directors of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR., and RAMSARAN MAHARAJH, JR., his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of Registration Statements on Form S-8 (each, a “Form S-8 Registration Statement” and together, the “Form S-8 Registration Statements”) for both the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021, and the Raytheon Technologies Corporation Savings Plan, respectively, to effect:

(1)

The registration of 75,000,000 shares of the Corporation’s common stock, par value $1.00 per share (the “Common Stock”) to be issued from time to time pursuant to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan, as amended and restated effective April 26, 2021; and

(2)	The registration of 40,000,000 shares of the Common Stock to be issued from time to time under the Raytheon Technologies Corporation Savings Plan,

including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form S-8 Registration Statements filed or to be filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) and supplements to such Form S-8 Registration Statements, and any registration statement relating to the offering made pursuant to such Form S-8 Registration Statements that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as a part of or in connection with the Form S-8 Registration Statements or any amendments or supplements thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 6th day of June 2023.

/s/ ROBERT O. WORK
Signature

Robert O. Work
Print Name